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                                                                   Exhibit 23.10


                     CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
i-Street, Inc.

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the Prospectus.

/s/ KPMG LLP

Chicago, Illinois
February 11, 2000